SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report: March 22, 2005
(Date of earliest event reported)

eLEC COMMUNICATIONS CORP.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-4465 (Commission File No.)	13-2511270 (I.R.S. Employer Identification No.)

75 South Broadway Suite 302
White Plains, New York 10601
(Address of principal executive offices; zip code)

(914) 682-0214
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of PrincipalOfficers.

(b)     On March 22, 2005, eLEC Communications Corp. (the “Company”) received notice of the resignation of Joel Dupré as Chairman of our Board of Directors of the Company and of each of the Company’s wholly-owned subsidiaries. His resignation was effective immediately. Mr. Dupré informed us that his decision to resign was based on personal reasons and that he did not have any disagreement with the Company or its management.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2005	eLEC COMMUNICATIONS CORP. By: /s/ Paul H. Riss Paul H. Riss Chief Executive Officer